UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2020

AUDIOEYE, INC.

(Exact name of registrant as specified in charter)

Delaware	1-38640	20-2939845
State of Other Jurisdiction of Incorporation	Commission File Number	IRS Employer Identification No.

5210 E. Williams Circle, Suite 750

Tucson, Arizona 85711

(Address of principal executive offices / Zip Code)

(866) 331-5324

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value, $.00001 per share	AEYE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On August 18, 2020, AudioEye, Inc. (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission to disclose, among other things, that David Moradi was appointed Interim Chief Executive Officer and Chief Strategy Officer of the Company. The Company is filing this Amendment No. 1 to Current Report on Form 8-K to include a description of the compensation arrangements entered into between the Company and Mr. Moradi in connection with his appointment as Interim Chief Executive Officer and Chief Strategy Officer and to file as exhibits the Employment Agreement and Performance Share Award Agreement entered into between the Company and Mr. Moradi.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 13, 2020:

(1)           David Moradi, 44, a director since 2019, was appointed Interim Chief Executive Officer and Chief Strategy Officer. Mr. Moradi will continue to serve as a director. Mr. Moradi is an entrepreneur and an investor and advisor to technology companies. In September 2018, Mr. Moradi founded and became Chief Executive Officer of Sero Capital LLC, a private investment firm that focuses on growth opportunities in the technology sector. Mr. Moradi also co-founded and is Executive Chairman of First Contact Entertainment Inc., a virtual reality video game development studio. Prior to founding Sero Capital, Mr. Moradi was Founder and CEO of Anthion Management, a technology-focused fund which grew over $1B in assets under management. In 2013, Anthion was converted to a family office investing in various asset classes including early stage technology companies, public equities, corporate debt and real estate. Prior to Anthion, Mr. Moradi was a Portfolio Manager at Pequot Capital Management and an analyst and Portfolio Manager for Soros Fund Management. Mr. Moradi started his career as a special situations analyst for Imperial Capital LLC in 2000. Mr. Moradi holds a B. A. in psychology from the University of California, Los Angeles. He is also Founder and Chairman of the David Moradi Foundation, a charitable foundation supporting education and veterans. A description of Mr. Moradi’s employment agreement with the Company and the performance share awards grant to him in connection with becoming the Company’s Interim Chief Executive Officer and Chief Strategy Officer is included below.

(2)           Dominic Varacalli, 32, was appointed President. From June 2020, Mr. Varacalli was Chief Technology Officer of the Company. From June 2019 to May 2020, he was Founding Partner of Kickstand LLC, a software agency in Portland, Oregon. From August 2015 until May 2019, he was Director of Engineering at The Kroger Co. in Cincinnati, Ohio where he managed teams of software engineers. The Company and Mr. Varacalli are in the process of negotiating a compensation arrangement.

(3)           Heath Thompson, 60, ceased to be Chief Executive Officer. Mr. Thompson entered into a separation agreement pursuant to which he will receive six months of COBRA payments. He will also receive a separation payment of six months of salary, as provided for in his employment agreement. The Company and Mr. Thompson are negotiating a consulting agreement.

On August 20, 2020, Mr. Moradi and the Company entered into an Employment Agreement (the “Employment Agreement”). Pursuant to the Employment Agreement, Mr. Moradi will receive an annual salary of $1. On the same date, Mr. Moradi received 260,000 performance share awards (the “PSAs”) that were granted under the Company’s 2019 Equity Incentive Plan, as amended (the “Plan”). Each PSA represents a contingent right to receive a share of the Company’s common stock upon vesting of the PSA. The PSAs will vest based on the Company’s achievement of performance conditions relating to its monthly recurring revenue and stock price as follows:

Performance Condition	Number of Performance Shares Vesting if Performance Condition Achieved

Monthly recurring revenue greater than or equal to $3.0 million for two consecutive calendar months	55,000

Monthly recurring revenue greater than or equal to $5.0 million for two consecutive calendar months	50,000

Volume Weight Average Price (“VWAP”) greater than or equal to $25 on The Nasdaq Stock Market LLC (“NASDAQ”) over 20 consecutive trading days	55,000

VWAP greater than or equal to $50 on NASDAQ over 20 consecutive trading days	50,000

VWAP greater than or equal to $100 on NASDAQ over 20 consecutive trading days	50,000

Any PSAs that have not vested on or prior to August 20, 2025 will be forfeited. Mr. Moradi must be serving as the Company’s Interim Chief Executive Officer or its Chief Strategy Officer as of the date the applicable performance condition is achieved for the related PSAs to vest. Any unvested PSAs will become fully vested if, on or prior to August 20, 2025, Mr. Moradi’s employment is terminated by the Company without cause.

The Employment Agreement also provides that the Company will pay Mr. Moradi a gross-up payment for any excise tax imposed under Section 4999 of the Internal Revenue Code of 1986, as amended (the “Code”) and any interest or penalties with respect to such excise tax, plus the amount necessary to put Mr. Moradi in the same after-tax position that he would have been in if he had not incurred any tax liability under Section 4999 of the Code, in the event that any payments, rights, benefits, distributions, or entitlements provided or to be provided by the Company or any of its affiliates to Mr. Moradi or for his benefit pursuant to the terms of the Employment Agreement, the PSA agreement or otherwise would constitute parachute payments within the meaning of Section 280G of the Code.

The foregoing summary of the Employment Agreement and grant of PSAs is qualified in its entirety by reference to the full text of the Employment Agreement and the PSA agreement, copies of which are filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 13, 2020, the Board of Directors of the Company amended the ByLaws to change Section 1 of Article IV. That section indicated that the officers of the Company must include a Treasurer. That reference was changed to Chief Financial Officer.

Item 9.01. Financial Statements and Exhibits

(d)           Exhibits:

Exhibit Number	Description

10.1	Employment Agreement, dated August 20, 2020, between the Company and David Moradi

10.2	Notice of Award of Performance Shares and Performance Share Award Agreement, dated August 20, 2020, between the Company and David Moradi

99.1	Amended and Restated ByLaws as of August 13, 2020(1)

(1) Incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on August 18, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this to be signed on its behalf by the undersigned hereunto duly authorized.

August 24, 2020	AudioEye, Inc.
(Registrant)

	By	/s/ Sachin Barot
	Name:	Sachin Barot
	Tittle:	Chief Financial Officer